Exhibit 32.2

Certification of Principal Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Naum Voloshin, Principal Financial Officer of Cavitation Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Annual Report on Form 10-K of the Company for the year ended June 30, 2019 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2019	/s/ Naum VOLOSHIN
Name: Naum Voloshin
Title: Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.